Exhibit 10.17

COOPERATION AGREEMENT

This Cooperation Agreement (“Agreement”) is entered into on October 14, 2021 by and among:

Jilin University, hereinafter referred to as “Party A”,

Health Commission of Jilin Province (or Jilin Provincial Institute of Public Health), hereinafter referred to as “Party B”, and

Jilin Zhengye Biological Products Co., Ltd, hereinafter referred to as “Party C”,

Collectively referred to as the “Parties”.

WHEREAS, the Parties wish to collaborate on the research project named [The Development of ASFV-PRV Nucleic Acid rapid Co-test Kit and its Application in the Quarantine of Cold-chain Pork].

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties shall jointly apply for the 2022 Annual Funding for Key Research and Development Projects in the field of social development sponsored by Jilin Province Science and Technology Initiative with the project named [The Development of ASFV-PRV Nucleic Acid rapid Co-test Kit and its Application in the Quarantine of Cold-chain Pork] with Party A and the project leader and Party B and Party C as the project participants. The Parties guarantee to participate in the project according to the research tasks stated in the project application form, organize project implementation, use the funding reasonably according to regulations, and ensure the completion on schedule.

Party A shall establish a multiplex fluorescence quantitative PCR test method to detect ASFV, PRV wild-type strains, and vaccine strains; obtain ASFV-PRV nucleic acid synchronous rapid detection kit; compose a food safety quarantine report of ASFV and PRV in cold-chain pork in Jilin Province.

Party B shall provide a P3 biosafety laboratory for virus nucleic acid extraction and PCR amplification; assist Party A in the collection of samples and handle the harmless treatment of experiment materials.

Party C shall assemble the test kits and work on the marketing promoting; assist Party A to collect samples and quarantine food safety against ASFV and PRV of cold-chain pork in Jilin Province.

IN WITNESS WHEREOF, the Parties agree with the above plan of the project description and hereto have signed this Agreement.

Party A: Jilin University (seal)

By

Research Project Leader of Party A

Date

Party B: Health Commission of Jilin Province
(or Jilin Provincial Institute of Public Health) (seal)

By

Research Project Member of Party B

Date

Party C: Jilin Zhengye Biological Products Co., Ltd (seal)

By

Research Project Member of Party C

Date